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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 18, 2004
                                                 -------------------------------

COMMISSION FILE NUMBER:                      1-5273-1
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                                Sterling Bancorp
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             (Exact name of Registrant as specified in its charter)


         New York                                           13-2565216
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(State of other jurisdiction                               (IRS Employer
    of incorporation)                                    Identification No.)


     650 Fifth Avenue, New York, New York                   10019-6108
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   (Address of principal executive offices)                 (Zip Code)


                                 (212) 757-3300
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              (Registrant's telephone number, including area code)



                                       N/A
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(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
 REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act
    (17 CFR 240.14A-12)
[ ] Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange
    Act (17 CFR 240.14D-2(b)
[ ] Pre-commencement communications pursuant to Rule 13E-4(c) under the Exchange
    Act (17CFR 240.13E-4(c)



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                                TABLE OF CONTENTS


         ITEMS 7.01 AND 8.01
         REGULATION FD DISCLOSURE AND OTHER EVENTS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE













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ITEMS 7.01 AND 8.01
REGULATION FD DISCLOSURE AND OTHER EVENTS


On November 18, 2004 the Company issued a press release announcing the declaration of a six-for-five stock split to be distributed on December 8, 2004 to shareholders of record on November 29, 2004. The Company also announced a quarterly cash dividend of $0.19 per post-split common share payable on December 31, 2004 to shareholders of record on December 17, 2004. The press release is included herein as Exhibit 99.1



ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release dated November 18, 2004




















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE:    November 19, 2004





BY:      /s/ JOHN W. TIETJEN
         -----------------------------------
         JOHN W. TIETJEN
         Executive Vice President, Treasurer
         and Chief Financial Officer

















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                                  EXHIBIT INDEX



         Exhibit
         Number


           99.1    Press Release dated November 18, 2004